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                                                                    EXHIBIT 99.1


                          DEL GLOBAL TECHNOLOGIES CORP.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Del Global Technologies Corp. (the "Company") on Form 10-K for the period ending August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel
E. Park, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

                  (1) Except for the omission of fiscal years 1999 and 1998 in the Selected Financial Data (Item 6, Part II, of this Form 10-K), the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Samuel E. Park
-----------------------------------
Samuel E. Park
President & Chief Executive Officer

November 14, 2002